UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2012 (July 19, 2012)

Invesco Mortgage Capital Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34385	262749336
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1555 Peachtree Street, NE

Atlanta, GA 30309

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On July 19, 2012, Invesco Mortgage Capital Inc., a Maryland corporation (the “Company”), IAS Operating Partnership LP and Invesco Advisers, Inc. entered into an Underwriting Agreement with Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters 5,400,000 shares of its 7.75% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”) and also agreed to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 810,000 additional shares of the Series A Preferred Stock (the “Securities”). The Securities were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s shelf registration statement on Form S-3ASR (File No. 333-174598) (as the same may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on 8-K (this “Report”), and the information in the Underwriting Agreement is incorporated into this Item 1.01 by this reference.

The material terms of the Securities are described in the Company’s prospectus supplement, dated July 19, 2012, and filed with the Commission on July 23, 2012 pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Securities and supplements the Company’s prospectus, as filed with the Commission on May 27, 2011, contained in the Registration Statement.

Item 3.03.	Material Modification to Rights of Security Holders.

On July 23, 2012, the Company filed Articles Supplementary (the “Articles Supplementary”) with the Maryland State Department of Assessments and Taxation to designate 6,210,000 shares of the Company’s authorized but unissued preferred stock, par value $0.01 per share, as shares of Series A Preferred Stock, with the powers, designations, preferences and other rights as set forth therein. The Articles Supplementary became effective upon filing on July 23, 2012.

The Articles Supplementary provide that the Company will pay, when and if authorized by the Board of Directors of the Company, cumulative cash dividends at the rate of 7.75% of the $25.00 per share liquidation preference (equivalent to $1.9375 per annum per share) on the Series A Preferred Stock, in arrears, on the 25th day of January, April, July and October of each year (provided that if any dividend payment date is not a business day, then the dividend which would otherwise have been payable on that dividend payment date may be paid on the next succeeding business day) from, and including, July 26, 2012.

The Series A Preferred Stock is not redeemable by the Company prior to July 26, 2017, except under circumstances intended to preserve the Company’s qualification as a real estate investment trust (“REIT”) and except upon the occurrence of a Change of Control (as defined in the Articles Supplementary). On and after July 26, 2017, the Company may, at its option, upon not less than 30 nor more than 60 days’ written notice, redeem any or all of the shares of the Series A Preferred Stock at a redemption price of $25.00 per share, plus any accumulated and unpaid dividends to, but not including, the redemption date.

In addition, upon the occurrence of a Change of Control, the Company may, at its option, upon not less than 30 nor more than 60 days’ written notice, redeem any or all of the shares of Series A Preferred Stock, within 120 days after the first date on which such Change of Control occurred, at a redemption price of $25.00 per share, plus any accumulated and unpaid dividends to, but not including, the redemption date.

The Series A Preferred Stock has no stated maturity, is not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company or converted into the Company’s common stock in connection with a Change of Control by the holders of Series A Preferred Stock.

Upon the occurrence of a Change of Control, each holder of Series A Preferred Stock will have the right (subject to the Company’s election to redeem the Series A Preferred Stock in whole or in part, as described above, prior to the Change of Control Conversion Date (as defined in the Articles Supplementary)) to convert some or all of the Series A Preferred Stock held by such holder on the Change of Control Conversion Date into a number of shares of the Company’s common stock per share of Series A Preferred Stock determined by a formula, in each case, on the terms and subject to the conditions described in the Articles Supplementary, including provisions for the receipt, under specified circumstances, of alternative consideration.

There are restrictions on ownership of the Series A Preferred Stock intended to preserve the Company’s qualification as a REIT. Except under limited circumstances, holders of the Series A Preferred Stock generally have no voting rights.

A copy of the Articles Supplementary and form of Series A Preferred Stock Certificate are filed as Exhibits 3.1 and 4.1, respectively, to this Report, and the information in the Articles Supplementary is incorporated into this Item 3.03 by this reference. The description of the terms of the Articles Supplementary in this Item 3.03 is qualified in its entirety by reference to Exhibit 3.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under Item 3.01 of this Report is hereby incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company is incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of July 19, 2012, by and among the Company and the Underwriters.

3.1	Articles Supplementary of 7.75% Series A Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.3 to the Registrant’s Registration Statement on Form 8-A, filed with the SEC on July 23, 2012).

4.1	Specimen 7.75% Series A Cumulative Redeemable Preferred Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A, filed with the SEC on July 23, 2012).

5.1	Legal Opinion of Alston & Bird LLP.

8.1	Tax Opinion of Alston & Bird LLP.

12.1	Calculation of Earnings to Combined Fixed Charges and Preferred Dividends.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO MORTGAGE CAPITAL INC.

July 25, 2012	By:	/s/ Donald R. Ramon
Name: Donald R. Ramon
Title: Chief Financial Officer